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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2005

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                     1-16263                 58-2572419
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 10, 2005, Marine Products Corporation issued a press release entitled, "Marine Products Corporation to Trade on the New York Stock Exchange," which announced today that it has completed the application to list its common stock for trading on the New York Stock Exchange, and that the NYSE has accepted its application. Marine Products Corporation anticipates that June 24, 2005 will be its first day of trading on the NYSE.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit 99 - Press Release dated June 10, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Marine Products Corporation.

Date: June 10, 2005                                 /s/ BEN M. PALMER
                                                    ----------------------------
                                                    Ben M. Palmer
                                                    Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer


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